UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 22, 2005

Acceptance Insurance Companies Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7461	31-0742926
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

300 West Broadway Suite 1600 Council Bluffs, Iowa	51503
(Address of principal executive offices)	(Zip Code)

(712) 329-3600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 22, 2005, the Director of Insurance for the State of Nebraska filed a Petition for Order of Liquidation, Declaration of Insolvency, and Request for Injunction with respect to American Growers Insurance Company in the District Court of Lancaster County, Nebraska. American Growers Insurance Company is a wholly-owned subsidiary of Acceptance Insurance Companies Inc. A copy of the petition is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(99.1) Petition for Order of Liquidation, Declaration of Insolvency, and Request for Injunction filed by the Director of Insurance for the State of Nebraska with respect to American Growers Insurance Company in the District Court of Lancaster County, Nebraska on February 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2005	ACCEPTANCE INSURANCE COMPANIES INC.

	By:	/s/ John E. Martin
John E. Martin, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Petition for Order of Liquidation, Declaration of Insolvency, and Request for Injunction filed by the Director of Insurance for the State of Nebraska with respect to American Growers Insurance Company in the District Court of Lancaster County, Nebraska on February 22, 2005.